                                                                   EXHIBIT 10.47

                      HOLDINGS SECURITIES PLEDGE AGREEMENT

          HOLDINGS SECURITIES PLEDGE AGREEMENT (the "Agreement"), dated as of November 6, 1997, made by CARSON, INC., a Delaware corporation having an office at 64 Ross Road, Savannah, Georgia 31405 ("Pledgor"), in favor of CREDIT AGRICOLE INDOSUEZ, having an office at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as agent and collateral agent (in such capacities and together with any successors in such capacities, "Collateral Agent") for the lending institutions (the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :

          A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement), among Pledgor, Carson Products Company (the "Borrower"), the Banks and Credit Agricole Indosuez, as Agent and Collateral Agent for the Banks, the Banks have agreed (i) to make to or for the account of the Borrower certain Acquisition Term Loans up to an aggregate principal amount of $50,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of the Borrower.

          B. It is contemplated that the Borrower may enter into one or more agreements with one or more of the Banks ("Interest Rate Agreements") fixing the interest rates with respect to Loans under the Credit Agreement (all obligations of the Borrower now existing or hereafter arising under such Interest Rate Agreements, collectively, the "Interest Rate Obligations").

          C. Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined).
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                                      -2-


          D. Pledgor has executed and delivered to Collateral Agent a certain guarantee instrument (the "Guarantee") pursuant to which, among other things, Pledgor has guaranteed the obligations of the Borrower under the Credit Agreement and under any Interest Rate Agreements, and Pledgor desires that such Guarantee be secured hereunder.

          E. It is a condition to the obligations of the Banks to make the Loans under the Credit Agreement and a condition to any Bank issuing Letters of Credit under the Credit Agreement or entering into the Interest Rate Agreements that Pledgor execute and deliver the applicable Credit Documents, including this Agreement.

          F. This Agreement is given by Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

          Section 1.  Pledge.  As collateral security for the payment and
          ----------  ------
performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):

          (a) issued and outstanding shares of capital stock of each Person described in Schedule I hereto (the "Pledged Shares") (which are and shall
             ----------
remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;
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                                      -3-

          (b) all additional shares of capital stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which are and shall remain at all times until this Agreement terminates, certificated shares) (which shares shall be deemed to be part of the Pledged Shares), including the certificates representing such additional shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares;

          (c) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and

          (d) all "proceeds" (as such term is defined in the UCC or under other relevant law) of any of the foregoing.

          Section 2.  Secured Obligations.  This Agreement secures, and the
          ----------  -------------------
Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)) of (i) all Obligations of Pledgor under the Guarantee (including, without limitation, Pledgor's obligation provided for therein to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Guarantee, (ii) all Obligations of the Borrower now existing or hereafter arising under the Credit Agreement and all Interest Rate Obligations of the Borrower now existing or hereafter arising under any Interest Rate Agreement (including, without limitation, Pledgor's obligation provided for therein to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement and the obligations contained in any Interest Rate Agreement), and (iii) without duplication of the amounts described in clauses (i) and (ii), all obligations of Pledgor now existing or hereafter arising under this Agreement or any other Security Document, including,
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                                      -4-

without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments that Pledgor is obligated to pay under this Agreement or any other Security Document (the obligations described in clauses (i), (ii) and (iii), collectively, the "Secured Obligations").

          Section 3.  No Release.  Nothing set forth in this Agreement shall
          ----------  ----------
relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, any Interest Rate Agreement or any other Credit Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, any Interest Rate Agreement and the other Credit Documents.

          Section 4.  Delivery of Pledged Collateral.
          ----------  ------------------------------

          (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Collateral Agent, shall immediately upon receipt thereof by Pledgor be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time upon the occurrence of an Event of Default and without notice to Pledgor, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing
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                                      -5-

Pledged Collateral for certificates of smaller or larger denominations.

          (b) If the issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer such Pledged Shares under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to Collateral Agent, confirming such pledge.

          Section 5.  Supplements, Further Assurances.
          ----------  -------------------------------

          (a) Pledgor agrees that at any time and from time to time, at the sole cost and expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Pledgor shall, upon obtaining any Pledged Shares of any Person, promptly (and in any event within five Business Days) deliver to Collateral Agent a pledge amendment, duly executed by Pledgor, in substantially the form of
Exhibit 1 hereto (each, a "Pledge Amendment"), in respect of the additional
---------
Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional shares. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

          Section 6.  Representations, Warranties and Covenants.  Pledgor
          ----------  -----------------------------------------
represents, warrants and covenants as follows:

          (a) No Liens.  Pledgor is as of the date hereof, and at the time of
              --------
any delivery of any Pledged Collateral to Collateral Agent pursuant to Section 4 of this Agreement, Pledgor
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                                      -6-

will be, the sole legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is on the date hereof, and will be, so owned by Pledgor free and clear of any Lien except for the Lien created by this Agreement and Liens of the type described in paragraph (a) of the definition of Permitted Encumbrances.

          (b) Authorization, Enforceability.  Pledgor has the requisite
              -----------------------------
corporate power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and except as such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) No Consents, etc.  No consent of any party (including, without
              ----------------
limitation, stockholders or creditors of Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (x) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (y) the exercise by Collateral Agent of the voting or other rights provided for in this Agreement, or (z) the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement (other than those consents, authorizations, approvals, actions, notices or filings which, if not obtained or made, would not have a material adverse effect upon the interests of Collateral Agent under this Agreement).

          (d) Due Authorization and Issuance.  All of the Pledged Shares have
              ------------------------------
been, and to the extent hereafter issued will be upon such pledge, duly authorized and validly issued and fully paid and nonassessable.

          (e) Chief Executive Office.  Pledgor's chief executive office is
              ----------------------
located at 64 Ross Road, Savannah, Georgia 31405. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accor-
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                                      -7-

dance with the last sentence of this Section 6(e).   Pledgor shall not
establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

          (f) Delivery of Pledged Collateral; Filings.  Pledgor has delivered to
              ---------------------------------------
Collateral Agent all certificates representing the Pledged Shares and has delivered to Collateral Agent appropriate UCC-1 financing statements to be filed with the Secretary of State of the States of New York and Georgia, the State in which the chief executive office of Pledgor is located, evidencing the Lien created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement will create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the UCC in effect in each applicable jurisdiction, including, without limitation, the States of New York and Georgia.

          (g) Pledged Collateral.  All information set forth herein, including
              ------------------
the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all material respects.

          (h) No Violations, etc.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board.

          (i) Ownership of Pledged Collateral.  Except as otherwise permitted by
              -------------------------------
the Credit Agreement, Pledgor at all times will be the sole beneficial owner of the Pledged Collateral.

          (j) No Options, Warrants, etc.  There are no options, warrants, calls,
              -------------------------
rights, commitments or agreements of any character to which Pledgor is a party or by which it is
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                                      -8-

bound obligating Pledgor to deliver or sell or cause to be issued, delivered or sold, additional Pledged Shares or obligating Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which Pledgor is a party with respect to the voting of the capital stock of any issuer of the Pledged Shares.

          Section 7.  Voting Rights; Distributions; etc.
                      ---------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any other Credit Document; provided, however, that Pledgor shall not in any
                                --------  -------
     event exercise such rights in any manner which may have a material adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

          (ii) Subject to the terms of the Credit Agreement, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided,
                                                                     --------
     however, that any and all such Distributions consisting of rights or
     -------
     interests in the form of securities shall be, and shall be forthwith delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) Collateral Agent shall be deemed without further action or formality to have granted to Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of Pledgor and at Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

          (b) Upon the occurrence and during the continuance of an Event of
Default:
          (i) All rights of Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions; provided, that if such Event
                                                    --------
     of Default is cured, any such Distributions theretofore paid to Collateral Agent shall, upon the request of Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by Collateral Agent to Pledgor.

          (c) Pledgor shall, at its sole cost and expense, from time to time execute and deliver to Collateral Agent appropriate instruments as Collateral Agent may reasonably request in order to permit Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

          (d) All Distributions which are received by Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Pledgor and shall immediately be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          Section 8.  Transfers and Other Liens; Additional Shares; Principal
                      -------------------------------------------------------
Office.
------

          (a) Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral except as permitted by the Credit Agreement, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral other than the Lien and security interest granted to Collateral Agent pursuant to this Agreement and Liens of the type described in paragraph (a) of the definition of Permitted Encumbrances, or (iii) permit any issuer of the Pledged Shares to merge, consolidate or change its legal form, except as permitted by the Credit Agreement unless all of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation. The preceding sentence shall not apply to any sale or other disposition of all of the stock of the issuer of Pledged Shares which is in compliance with the Credit Agreement and the proceeds of which sale or other disposition are used to make a mandatory prepayment of the Loans pursuant to Section 3.02(A) of the Credit Agreement. Upon such sale or other disposition, such Pledged Shares shall be released from the Lien of this Agreement in accordance with Section 17 of this Agreement.

          (b) Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, unless required by applicable law, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity securities of the issuer of the Pledged Shares which are required to be pledged hereunder.

          Section 9.  Reasonable Care.  Collateral Agent shall be deemed to have
                      ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Col-ateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          Section 10.    Remedies Upon Default; Decisions Relating to Exercise
                         -----------------------------------------------------
of Remedies.
-----------

          (a) If an Event of Default shall have occurred and be continuing, and the Secured Obligations have been declared due and payable in accordance with the Credit Agreement, Collateral Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in Section 11 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC in effect in the State of New York at that time, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days notice to Pledgor of the time and place of any public sale or the time after which any private sale or other intended disposition is to take place shall constitute reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this
Section 10 in the absence of gross negligence or willful misconduct.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (c) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall from time to time furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (d) Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, Collateral Agent shall have no obligation to engage in public sales.

          (e) In addition to any of the other rights and remedies hereunder, Collateral Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

          Section 11.    Application of Proceeds.  All Distributions held from
                         -----------------------
time to time by Collateral Agent and all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

          First, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including, without limitation, reasonable out-of-pocket costs and expenses of Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith;

          Second, to the payment of all other costs and expenses of such sale,
          ------
     collection or other realization, including reasonable out-of-pocket costs and expenses of the Banks and their agents and counsel and all costs, liabilities and advances made or incurred by the Banks in connection therewith;

          Third, to the payment in full in cash of Secured Obligations
          -----
     consisting of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by Pledgor or the Borrower under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement, together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

          Fourth, to the pro rata payment in full in cash of Secured Obligations
          ------         --------
     consisting of (i) principal at any time and from time to time owing by Pledgor or the Borrower under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement and (ii) the amount of the Borrower's obligations then due and payable under any Interest Rate Agreement, including any early termination payments then due (exclusive of expenses or similar liabilities to any Bank under the applicable Interest Rate Agreement(s)), together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

          Fifth, the balance, if any, to the Person lawfully entitled thereto
          -----
     (including Pledgor or its successors or assigns).

          Section 12.    Expenses.  Pledgor will upon demand pay to Collateral
                         --------
Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents, which Collateral Agent may incur in connection with

(i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this
Section 12 shall be due within ten Business Days after demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

          Section 13.    No Waiver; Cumulative Remedies.  (a)  No failure on the
                         ------------------------------
part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgor, Collateral Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

          Section 14.    Collateral Agent.  Collateral Agent has been appointed
                         ----------------
as collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Col-ateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          Section 15.    Collateral Agent May Perform; Collateral Agent
          -----------    ----------------------------------------------
Appointed Attorney-in-Fact.  If Pledgor shall fail to do any act or thing that
--------------------------
it has covenanted to do hereunder or any warranty on the part of Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may, following five Business Days' prior written notice to Pledgor of its intention to do so, expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by Pledgor within ten Business Days after demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, the Credit Agreement, any Interest Rate Agreement and the other Credit Documents. Pledgor hereby appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          Section 16.    Modification in Writing.  No amendment, modification,
                         -----------------------
supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          Section 17.    Termination; Release.  When all the Secured Obligations
                         --------------------
have been paid in full and the Commitments of the Banks to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

          Section 18.    Notices.  Unless otherwise provided herein or in the
                         -------
Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to either party addressed to it at the address set forth in the Credit Agreement or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 18; provided that notices to Collateral Agent shall not be effective
            --------
until received by Collateral Agent.

          Section 19.    Continuing Security Interest; Assignment.  This
                         ----------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement and any applicable Interest Rate Agreement.

          Section 20.    GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS
                         --------------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          Section 21.    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  (a)
                         ----------------------------------------------
Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its address for notices pursuant to the Credit Agreement, such service to become effective 30 days after such mailing. Pledgor hereby irrevocably appoints CT Corporation System having an address at 1633 Broadway, New York, New York 10019 and such other persons as may hereafter be selected by Borrower irrevocably agreeing in writing to serve as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

          (b) Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 22.    Severability of Provisions.  Any provision of this
                         --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 23.    Execution in Counterparts.  This Agreement and any
                         -------------------------
amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

          Section 24.    Headings.  The Section headings used in this Agreement
                         --------
are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 25.    Obligations Absolute.  All obligations of Pledgor
                         --------------------
hereunder shall be absolute and unconditional irrespective of:
          (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor or any other Credit Party;

          (ii) any lack of validity or enforceability of the Credit Agreement, any Interest Rate Agreement, any Letter of Credit, any other Credit Document, or any other agreement or instrument relating thereto;

          (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Interest Rate Agreement, any Letter of Credit, any other Credit Document, or any other agreement or instrument relating thereto;

          (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

          (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement any Interest Rate Agreement, or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

          (vi) any other circumstance or happening whatsoever that is similar to any of the foregoing.

          Section 26.    Collateral Agent's Right to Sever Indebtedness.  (a)
                         ----------------------------------------------
Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation

Notice") to Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of Pledgor unrelated to the other transactions contemplated by the Credit Agreement, any Interest Rate Agreement, any other Credit Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to Pledgor and shall not be available hereunder to satisfy any Secured Obligations of Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 26, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

          (b) Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, Pledgor shall not (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Credit Agreement, any Interest Rate Agreement or any other Credit Document or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

          (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 26, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of Pledgor. Such power of attorney is coupled with an interest and is irrevocable.

          (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 26 shall be effective only to the maximum extent permitted by law.

          Section 27.    Future Advances.  This Agreement shall secure the
                         ---------------
payment of any amounts advanced from time to time pursuant to the Credit Agreement.

          IN WITNESS WHEREOF, Pledgor and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                CARSON, INC.,
                                  as Pledgor


                                By:
                                   _______________________________
                                   Name:
                                   Title:

                                CREDIT AGRICOLE INDOSUEZ,
                                  as Collateral Agent


                                By:
                                   _______________________________
                                   Name:
                                   Title:


                                By:

                                   _______________________________
                                   Name:
                                   Title:

                                   SCHEDULE I
                                 Pledged Shares

                                                                                          PERCENTAGE
                                                                                          OF ALL
                                                                                          CAPITAL OR
                                                                                          OTHER EQUITY
                             CLASS          PAR            CERTIFICATE   NUMBER OF        INTERESTS
ISSUER                       OF STOCK       VALUE          NO(S).        SHARES           OF ISSUER
---------------------------  -------------  -------------  ------------  ---------------  ---------------------
Carson Products Company    Common         $.01               1             1                           100%

                                   EXHIBIT 1

                                PLEDGE AMENDMENT

          This Pledge Amendment, dated ______________, is delivered pursuant to
Section 5 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Holdings Securities Pledge Agreement, dated as of November 6, 1997, between the undersigned and Credit Agricole Indosuez, as Collateral Agent (the "Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement) and that the Pledged Shares and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                CARSON, INC.,
                                 as Pledgor

                              By:
                                  ---------------------------------
                                  Name:
                                  Title:

                                 Pledged Shares

                                                                                          PERCENTAGE
                                                                                          OF ALL
                                                                                          CAPITAL OR
                                                                                          OTHER EQUITY
                             CLASS          PAR            CERTIFICATE   NUMBER OF        INTERESTS
ISSUER                       OF STOCK       VALUE          NO(S).        SHARES           OF ISSUER
---------------------------  -------------  -------------  ------------  ---------------  ---------------------
